EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of CyberOptics Corporation (the “Company”) on Form 10-Q for the period ended March 31, 2022 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), the undersigned, Subodh Kulkarni, Chief Executive Officer of the Company, and Jeffrey A. Bertelsen, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Subodh Kulkarni
Subodh Kulkarni
President and Chief Executive Officer
May 6, 2022

/s/ Jeffrey A. Bertelsen
Jeffrey A. Bertelsen
Vice President, Chief Financial Officer and Chief Operating Officer
May 6, 2022
END OF FILING
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